UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2026

EXASCALE LABS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43465	42-3035215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road, Suite 332
Houston, TX 77024

(Address of principal executive offices) (Zip Code)

(650) 537-7553

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	XLAB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XLABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2026, Exascale Labs Holdings Inc. (Nasdaq: XLAB, XLABW), a Delaware corporation (the “Company”), countersigned proforma invoice No. 2026103003 (the “Proforma Invoice”) issued and signed by Compal Electronics, Inc., a company organized under the laws of Taiwan (“Compal”), for the purchase by the Company of sixteen (16) Intel BHS 10U GPU servers with NVIDIA HGX B300 GPUs (the “Servers”) at a unit price of US$565,000, for an aggregate purchase price of US$9,040,000, DAP (Incoterms 2020), exclusive of taxes. The Proforma Invoice constitutes a firm order for the Servers and was issued under a framework purchase order, Purchase Order No. XLAB-PO-2026-0001 (the “Purchase Order”) and a related purchase and sale agreement (the “PSA” and, together with the Purchase Order, the “Framework Agreement”), each entered into by the Company and Compal on September 30, 2026.

The Framework Agreement sets forth the terms on which the Company may, but is not obligated to, purchase additional servers from Compal at the same fixed unit price for orders issued through March 31, 2027. The Framework Agreement does not obligate the Company to purchase any minimum quantity; the Company’s purchase and payment obligations arise only with respect to servers ordered by the Company and confirmed by Compal in writing, such as the Servers.

On September 30, 2026, the Company and Compal also entered into a second purchase order, Purchase Order No. XLAB-PO-2026-0002 (the “Second Purchase Order”), and a related purchase and sale agreement (the “Second PSA” and, together with the Second Purchase Order, the “Second Framework Agreement”), on the same terms as the Framework Agreement, including the same fixed unit price, the same period for orders through March 31, 2027 and no minimum purchase commitment. Each of the Purchase Order and the Second Purchase Order covers up to sixty-four (64) servers, so that together they permit the Company to purchase up to 128 servers, including the Servers (up to US$72,320,000 in the aggregate at the fixed unit price). The Company has not placed any order under the Second Framework Agreement.

Pursuant to the Framework Agreement, the Company is required to pay 20% of the purchase price (US$1,808,000) as a down payment within five business days after Compal’s written confirmation of the order, and the remaining 80% (US$7,232,000) within five business days after Compal’s written notice that the Servers are ready for shipment and in any event prior to shipment. Compal is required to have the Servers ready for shipment in the agreed configuration within four to six weeks after receipt of the down payment and to ship within five business days after receipt of payment in full, unless the parties agree in writing to postpone shipment. The Servers will be delivered DAP (Incoterms 2020) to a data center in the United States designated by the Company, and the Company will act as importer of record. Title to the Servers passes to the Company upon payment in full, and risk of loss passes upon delivery. Compal provides a three-year warranty from delivery. The Company may cancel undelivered Servers and receive a refund of amounts paid if Compal fails to give notice of readiness to ship within 30 days after the scheduled readiness period, and Compal is required to refund amounts paid for any Servers that cannot be delivered because Compal or NVIDIA withdraws the applicable allocation or compliance approval or because of a change in export control laws or licensing requirements. Once confirmed, the order is non-cancellable and non-returnable except as provided in the Framework Agreement. Each of the PSA and the Second PSA also contains provisions for acceleration of amounts due, a security interest in favor of Compal, an assignment to Compal of proceeds from the Company’s off-take agreements relating to the equipment, and financial reporting and financial covenants (including a maximum debt-to-equity ratio and a minimum cash reserve); by their terms, these provisions do not apply to equipment that is paid for in full before shipment, as required under the Purchase Order. On September 30, 2026, the Company and Compal also entered into a storage agreement supplementing the PSA and the Second PSA, under which, if the parties agree in writing to postpone delivery of equipment that is ready for shipment, Compal will store the equipment at its warehouse free of charge, with risk of loss remaining with Compal until delivery. Compal is not an affiliate of the Company, and there is no material relationship between the Company or its affiliates and Compal, other than in respect of the Framework Agreement, the Second Framework Agreement, the storage agreement and the Proforma Invoice.

The foregoing descriptions of the Proforma Invoice, the PSA, the Purchase Order, the storage agreement, the Second PSA and the Second Purchase Order do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and incorporated herein by reference.

Forward-Looking Statements

Certain information in this current report on Form 8-K may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, statements regarding the Company’s purchase of the Servers, the timing of delivery and payment, and any future purchases under the Framework Agreement or the Second Framework Agreement. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements, including due to the Company’s ability to fund the purchase price when due, the availability of NVIDIA allocation and export-control approvals, delays in Compal’s readiness to ship or in delivery, the Company’s ability to deploy the Servers and generate revenue from them, changes in economic and financial conditions, such as volatility in interest and exchange rates and in the capital or credit markets, and due to other factors discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026 and in the Company’s other documents filed with the Securities and Exchange Commission from time to time. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
10.1	Proforma Invoice No. 2026103003, dated November 3, 2026, issued by Compal Electronics, Inc. and countersigned by Exascale Labs Holdings Inc.*
10.2	Purchase and Sale Agreement, entered into on September 30, 2026, between Exascale Labs Holdings Inc. and Compal Electronics, Inc. (relating to Purchase Order No. XLAB-PO-2026-0001)*
10.3	Purchase Order No. XLAB-PO-2026-0001, entered into on September 30, 2026, issued by Exascale Labs Holdings Inc. to Compal Electronics, Inc.*
10.4	Storage Agreement, entered into on September 30, 2026, between Exascale Labs Holdings Inc. and Compal Electronics, Inc.*
10.5	Purchase and Sale Agreement, entered into on September 30, 2026, between Exascale Labs Holdings Inc. and Compal Electronics, Inc. (relating to Purchase Order No. XLAB-PO-2026-0002)*
10.6	Purchase Order No. XLAB-PO-2026-0002, entered into on September 30, 2026, issued by Exascale Labs Holdings Inc. to Compal Electronics, Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain identified information has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the Company treats as private or confidential, and certain personal information has been omitted pursuant to Item 601(a)(6) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of this exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2026	EXASCALE LABS HOLDINGS INC.

	By:	/s/ Hoansoo Lee
	Name:	Hoansoo Lee
	Title:	Chief Executive Officer

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